UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

 Del Frisco’s Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail
Irving, TX 75063
(Address of principal executive offices, including zip code)

(469) 913-1845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On December 20, 2018, Del Frisco’s Restaurant Group, Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) has commenced a comprehensive review of strategic alternatives to maximize shareholder value. A copy of the Company’s press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
On December 20, 2018, the Company announced the Board has commenced a comprehensive review of strategic alternatives. The Board, in consultation with its financial and legal advisors, will review and consider a full range of options focused on maximizing shareholder value, including a possible sale of the Company or any of its dining concepts. The Board has formed a transaction committee to assist in its evaluation of strategic alternatives. The Board intends to be diligent and thorough in reviewing its options and completing its review in a timely manner but does not intend to comment until the process is concluded or it is otherwise determined that further disclosure is necessary or appropriate. There can be no assurance that the exploration of strategic alternatives will result in a transaction.
In addition, Jeff Carcara, Chief Executive Officer of Del Frisco’s Emerging Brands, has submitted his resignation from his position at the Company, effective January 11, 2019, to pursue other opportunities. Mr. Carcara previously served as the Chief Executive Officer of Barteca Restaurants LLC (“Barteca”) until it was acquired by the Company on June 27, 2018
.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated December 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	December 21, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer